1 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Form No. MOR-1 MOR-1 Document Explanation Attached Attached Yes Yes MOR-2 MOR-3 MOR-4 MOR-4 MOR-5 MOR-5 Yes Yes Yes Yes /s/ W.H. Hardman, Jr. N/A Yes Date Signature of Debtor Signature of Joint Debtor Date March 21, 2007 W. H. Hardman, Jr. Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

In re: Delta Woodside Industries, Inc.
Delta Mills, Inc., et. al.
(Dollars In Thousands)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
1/1/07 - 2/3/07

WEEK ----->>	1	2	3	4	5
	06-Jan	*13-Jan*	*20-Jan*	*27-Jan*	*03-Feb*
Delta Mills, Inc.					
Sales					
Government Sales					
Twill Sales					
Total Net Sales	*275*	*567*	*92*	*1,005*	*624*
Opening Cash Balance	100	100	106	100	100
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	414	881	2,214	667	1,484
Accounts Receivable Collections- Maturity Basis	811	1,123	1,123	-	1,123
Nylon Payments/Other	15	28	4	3	96
Total Cash Receipts	*1,239*	*2,031*	*3,341*	*670*	*2,703*
Operating Disbursements :					
A / P Disbursements	81	810	273	154	28
Wires Out	129	4	244	3	73
Net Wages and Salaries	48	47	21	48	81
Total Operating Disbursements	*259*	*861*	*537*	*205*	*182*
Operating Cash Flow	*980*	*1,171*	*2,803*	*466*	*2,521*
Accumulated	980	2,151	4,954	5,420	7,941
Other (Sources)/ Uses :					
(Inc) / Dec in L/C's	51	-	89	-	-
Transfers to Delta Mills Marketing Co.	0	0	12	2	2
Professional Fees	-	-	-	108	-
Transfers to Delta Woodside	-	-	-	6	-
Employee Vacation Accrual and Severance Payouts	3	36	(9)	3	109
Vendor Deposits	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	(486)	445	(240)	(258)	351
Proceeds from the Sale of PP&E	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-
Total (Sources) / Uses:	(431)	481	(147)	(139)	463
Delta Mills Net Cash Flow	*1,412*	*690*	*2,951*	*605*	*2,059*
Accumulated	1,412	2,102	5,052	5,657	7,716
Delta Woodside Industries, Inc.					
Transfers (In)/Out from Delta Mills	-	-	-	(6)	-
Bank Fees	-	-	-	-	-
Other	-	-	-	6	-
Total Disbursements - Delta Woodside	-	-	-	6	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-
Delta Mills Marketing, Inc.					
Transfers (In)/Out from Delta Mills	(0)	(0)	(12)	(2)	(2)
Bank Fees	-	-	-	-	-
Payroll	-	-	-	-	2
Vacation and Severance Payouts	-	-	10	2	-
Other	0	0	2	0	-
Total Disbursements - Delta Woodside	0	0	12	2	2
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-

2 of 7

MOR - 1

3 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. /s/ W.H. Hardman, Jr. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

4 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 DELTA WOODSIDE INDUSTRIES, INC. INCOME STATEMENT Month Ended 2/3/2007 Net Sales - Cost of goods sold - Gross profit (loss) - Selling, general and administrative expenses 9,298 Impairment and restructuring expenses Other income (expense) - OPERATING LOSS (9,298) Interest expense (372) Gain on extinguishment of debt - LOSS BEFORE INCOME TAXES (9,670) Income tax expense / (benefit) - NET LOSS $ (9,670)

5 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 BALANCE SHEET AS OF 2/3/07 (In Thousands, Except Share Data) Delta Woodside Industries, Inc. As of 2/3/07 ASSETS CURRENT ASSETS Cash and cash equivalents $ 1 Accounts receivable: 0 Factor and other 0 Less allowances for returns 0 Inventories Finished goods 0 Work in process 0 Raw materials and supplies 0 Deferred income taxes (248) Other assets 0 TOTAL CURRENT ASSETS (246) PROPERTY, PLANT AND EQUIPMENT, at cost Less accumulated depreciation DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) 0 TOTAL ASSETS $ (246) LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition $ Trade accounts payable checks outstanding 0 Revolving credit facility 0 Accrued income taxes payable (13,404) Payable to Affiliate Delta Mills Marketing, Inc. 0 Payable to Affiliate Delta Woodside Industries, Inc. 0 Payable to Affiliate Delta Mills, Inc. (3,680) Accrued employee compensation 0 Accrued restructuring expenses 0 Accrued and sundry liabilities 89 TOTAL CURRENT LIABILITIES (16,995) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable 0 Trade Accounts Payable - Pre Petition 0 Total Liabilities Subject to Compromise 0 NONCURRENT DEFERRED INCOME TAXES (248) SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share - authorized 3,000 shares, issued and outstanding 100 shares 59 Additional paid-in capital 35,357 Retained earnings(deficit) (18,419) TOTAL SHAREHOLDERS' EQUITY 16,997 COMMITMENTS AND CONTINGENCIES 0 TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY $ (246)

6 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 BALANCE SHEET AS OF 2/3/07 Status of Post-petition Taxes Beginning Accrued Liability Balance Liability Incurred During Period Disbursements to Taxing Authorities Net Change in Accrued Balance Ending Accrued Liability Balance North Carolina Department of Revenue 303,600.00 - (5,800.00) (5,800.00) 297,800.00 Total Taxes 303,600.00 - (5,800.00) (5,800.00) 297,800.00 Number of Days Past Due Summary of Unpaid Post-Petition Debts Accounts Payable Total Post-Petition Debts Current 0-30 31-60 61-90 Over 90 Total - - - - - - - - - - - -

7 of 7 In re: Delta Woodside Industries, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 BALANCE SHEET AS OF 2/3/07 DEBTOR QUESTIONNAIRE Must be completed each month Have any assets been sold or transferred outside the normal course of business this reporting period? No. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. Have all postpetition tax returns been timely filed? Yes. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

1 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Form No. MOR-1 MOR-1 Document Explanation Attached Attached Yes Yes MOR-2 MOR-3 MOR-4 MOR-4 MOR-5 MOR-5 Yes Yes Yes Yes Yes Yes Date Signature of Debtor Signature of Joint Debtor Date /s/ Signature of Authorized Individual March 21, 2007 W. H. Hardman, Jr. Chief Financial Officer Printed Name of Authorized I ndividual Title of Authorized Individual

2 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 (Dollars In Thousands) WEEK -->> 11 21 31 41 51 06-Jan 13-Jan 20-Jan 27-Jan 03-Feb Delta Mills, Inc. Sales Government Sales Twill Sales Total Net Sales 275 567 92 1,005 624 Opening Cash Balance 100 100 106 100 100 Cash Receipts: Accounts Receivable Collections- Collections Basis 414 881 2,214 667 1,484 Accounts Receivable Collections- Maturity Basis 811 1,123 1,123 1,123 Nylon Payments/Other 15 28 4 3 96 Total Cash Receipts 1,239 2,031 3,341 670 2,703 Operating Disbursements : A / P Disbursements 81 810 273 154 28 Wires Out 129 4 244 3 73 Net Wages and Salaries 48 47 21 48 81 Total Operating Disbursements 259 861 537 205 182 Operating Cash Flow 980 1,171 466 2,521 Accumulated 980 2,151 5,420 7,941 Other (Sources)/ Uses : (Inc) / Dec in L/C's 51 89 Transfers to Delta Mills Marketing Co. 0 0 12 2 2 Professional Fees - 108 - Transfers to Delta Woodside - 6 Employee Vacation Accrual and Severance Payouts 3 36 (9) 3 109 Vendor Deposits DIP Fee, Factoring Fee, and Bank Interest (486) 445 (240) (258) 351 Proceeds from the Sale of PP&E Proceeds from the Sale of Remaining Inventory Total (Sources) / Uses: (431) 481 (147) (139) 463 Delta Mills Net Cash Flow 1,412 I 690 2,951 6051 2,059 Accumulated 1,412 2,102 5,052 5,657 7,716 Delta Woodside Industries, Inc. Transfers (In)/Out from Delta Mills (6) Bank Fees Other 6 Total Disbursements - Delta Woodside 6 Delta Woodside Net Cash Flow - - - - - Accumulated - - - - - Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills (0) (0) (12) (2) (2) Bank Fees Payroll 2 Vacation and Severance Payouts 10 2 Other 0 0 2 0 Total Disbursements - Delta Woodside 0 0 12 2 2 Delta Woodside Net Cash Flow Accumulated MOR-1

3 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. /s/ W.H. HARDMAN, JR. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

4 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 DISTRICT OF DELAWARE1/1/07 - 2/3/07 DELTA MILLS, INC. INCOME STATEMENT Month Ended 2/3/2007 Net Sales 2,532,881 Cost of goods sold 2,443,539 Gross profit (loss) 89,342 Selling, general and administrative expenses662,898 Impairment and restructuring expenses Other income (expense) 38,063 OPERATING LOSS (535,493) Interest expense (78, 522) Gain on extinguishment of debt LOSS BEFORE INCOME TAXES (614,015) Income tax expense / (benefit) NET LOSS $ (614,015)

5 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 BALANCE SHEET AS OF 2/3/07 (In Thousands, Except Share Data) Delta Mills, Inc. As of 213/07 ASSETS CURRENT ASSETS Cash and cash equivalents $ 1,507 Accounts receivable: Factor and other 9,662 Less allowances for returns 99 9,563 Inventories Finished goods 1,509 Work in process 0 Raw materials and supplies 2,903 4,413 Deferred income taxes 493 Other assets 1,766 TOTAL CURRENT ASSETS 17,742 PROPERTY, PLANT AND EQUIPMENT, at cost 86,528 Less accumulated depreciation 54,836 31,692 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) 61 TOTAL ASSETS $ 49,495 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition $ 10 Trade accounts payable checks outstanding 0 Revolving credit facility 0 Accrued income taxes payable 12,394 Payable to Affiliate Delta Mills Marketing, Inc. 2,389 Payable to Affiliate Delta Woodside Industries, Inc. 3,680 Payable to Affiliate Delta Mills, Inc. 0 Accrued employee compensation 110 Accrued restructuring expenses 0 Accrued and sundry liabilities 681 TOTAL CURRENT LIABILITIES 19,264 LIABLITIES SUBJECT TO COMPROMISE: Notes Payable 30,941 Trade Accounts Payable - Pre Petition 3,550 Accrued Interest - Notes Payable 1,836 Total Liabilities Subject to Compromise 36,327 NONCURRENT DEFERRED INCOME TAXES 2,061 SHAREHOLDERS' EQUITY Common Stock - par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares 1 Additional paid-in capital 51,791 Retained earnings(deficit) (59,950) TOTAL SHAREHOLDERS' EQUITY (8,158) COMMITMENTS AND CONTINGENCIES 0 TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY $ 49,495

In re: Delta Mills, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-1114
1/1/07 - 2/3/07

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	41,803.69	31,405.33	(47,483.04)	(16,077.71)	25,725.98
South Carolina Withholding	18,557.72	14,838.08	(20,867.52)	(6,029.44)	12,528.28
FICA - Employee	23,135.57	20,107.60	(25,077.83)	(4,970.23)	18,165.34
FICA - Employer	23,135.57	20,107.60	(25,077.83)	(4,970.23)	18,165.34
Total Taxes	**106,632.55**	**86,458.61**	**(118,506.22)**	**(32,047.61)**	**74,584.94**

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	**Current**	**0-30**	**31-60**	**61-90**	**Over 90**	**Total**
Accounts Payable	9,508.97	-	-	-	-	9,508.97
Total Post-Petition Debts	**9,508.97**	-	-	-	-	**9,508.97**

6 of 7

MOR - 4

7 of 7 In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT Case no: 06-1114 DISTRICT OF DELAWARE 1/1/07 - 2/3/07 ACCOUNTS RECEIVABLE RECONCILATION AND AGING Accounts Receivable Reconciliation Total Accounts Receivable at the beginning of the reporting period: $ 17,188,161.57 + Amounts billed during the period 2,563,049.36 - Amounts collected (net) during the period (9,997,196.34) Total Accounts Receivable at the end of the reporting period: $ 9,754,014.59 Accounts Receivable Aging (Does Not Include Credits) Days Outstanding Current (0 - 60 days): $7,257,646.30 61 - 90 days old: 2,680,075.21 91 - 120 days old:402,379.47 121 - 150 days old:153,983.49 151+ days old:74,094.02 Total Accounts Receivable$10,568,178.49 Amount considered uncollectible (Bad Debt)(98,935.00) Accounts Receivable (Net)$10,469,243.49 DEBTOR QUESTIONNAIRE Must be completed each month Have any assets been sold or transferred outside the normal course of business this reporting period? No. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. Have all postpetition tax returns been timely filed? Yes. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

1 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Marketing, Inc. DISTRICT OF DELAWARE Monthly Operating Report 1/1/07 - 2/3/07 Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Document Explanation Form No. Attached Attached MOR - 1 Yes MOR - 1 Yes MOR - 2 Yes MOR - 3 Yes MOR - 4 Yes MOR - 4 Yes MOR - 5 N/A MOR - 5 Yes Signature of Debtor Date /s/ W.H. Hardman, Jr. Signature of Joint Debtor Date March 21, 2007 W. H. Hardman, Jr. Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

In re: Delta Mills Marketing, Inc.
Delta Mills, Inc., et. al.
(Dollars In Thousands)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
1/1/07 - 2/3/07

WEEK ---->>	1	2	3	4	5
	06-Jan	*13-Jan*	*20-Jan*	*27-Jan*	*03-Feb*
Delta Mills, Inc.					
Sales					
Government Sales					
Twill Sales					
Total Net Sales	***275***	***567***	***92***	***1,005***	***624***
Opening Cash Balance	100	100	106	100	100
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	414	881	2,214	667	1,484
Accounts Receivable Collections- Maturity Basis	811	1,123	1,123	-	1,123
Nylon Payments/Other	15	28	4	3	96
Total Cash Receipts	***1,239***	***2,031***	***3,341***	***670***	***2,703***
Operating Disbursements :					
A / P Disbursements	81	810	273	154	28
Wires Out	129	4	244	3	73
Net Wages and Salaries	48	47	21	48	81
Total Operating Disbursements	***259***	***861***	***537***	***205***	***182***
Operating Cash Flow	***980***	***1,171***	***2,803***	***466***	***2,521***
Accumulated	980	2,151	4,954	5,420	7,941
Other (Sources)/ Uses :					
(Inc) / Dec in L/C's	51	-	89	-	-
Transfers to Delta Mills Marketing Co.	0	0	12	2	2
Professional Fees	-	-	-	108	-
Transfers to Delta Woodside	-	-	-	6	-
Employee Vacation Accrual and Severance Payouts	3	36	(9)	3	109
Vendor Deposits	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	(486)	445	(240)	(258)	351
Proceeds from the Sale of PP&E	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-
Total (Sources) / Uses:	(431)	481	(147)	(139)	463
Delta Mills Net Cash Flow	***1,412***	***690***	***2,951***	***605***	***2,059***
Accumulated	1,412	2,102	5,052	5,657	7,716
Delta Woodside Industries, Inc.					
Transfers (In)/Out from Delta Mills	-	-	-	(6)	-
Bank Fees	-	-	-	-	-
Other	-	-	-	6	-
Total Disbursements - Delta Woodside	-	-	-	6	-
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-
Delta Mills Marketing, Inc.					
Transfers (In)/Out from Delta Mills	(0)	(0)	(12)	(2)	(2)
Bank Fees	-	-	-	-	-
Payroll	-	-	-	-	2
Vacation and Severance Payouts	-	-	10	2	-
Other	0	0	2	0	-
Total Disbursements - Delta Woodside	0	0	12	2	2
Delta Woodside Net Cash Flow	-	-	-	-	-
Accumulated	-	-	-	-	-

2 of 7

MOR - 1

3 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. /s/ W.H. Hardman W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

4 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DELTA MILLS MARKETING, INC. INCOME STATEMENT Month Ended 2/3/2007 Net Sales Cost of goods sold - Gross profit (loss) - Selling, general and administrative expenses (51,783) Impairment and restructuring expenses Other income (expense) - OPERATING LOSS (51,783) Interest expense - Gain on extinguishment of debt - LOSS BEFORE INCOME TAXES (51,783) Income tax expense / (benefit) - NET INCOME $(51,783)

5 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 BALANCE SHEET AS OF 2/3/07 (In Thousands, Except Share Data) Delta Mills Marketing Inc. As of 2/3/07 ASSETS CURRENT ASSETS Cash and cash equivalents $ 2 Accounts receivable: 0 Factor and other 0 Less allowances for returns 0 2 Inventories Finished goods 0 Work in process 0 Raw materials and supplies 0 Deferred income taxes 55 Other assets (45) TOTAL CURRENT ASSETS 12 PROPERTY, PLANT AND EQUIPMENT, at cost 265 Less accumulated depreciation 264 0 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) 0 TOTAL ASSETS $ 12 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition $ Trade accounts payable checks outstanding 0 Revolving credit facility 0 Accrued income taxes payable 1,301 Payable to Affiliate Delta Mills Marketing, Inc. 0 Payable to Affiliate Delta Woodside Industries, Inc. 0 Payable From Affiliate Delta Mills, Inc. (2,389) Accrued employee compensation 3 Accrued restructuring expenses 0 Accrued and sundry liabilities 136 TOTAL CURRENT LIABILITIES (950) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable Trade Accounts Payable - Pre Petition 2 Total Liabilities Subject to Compromise 2 NONCURRENT DEFERRED INCOME TAXES (1,514) SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares 0 Additional paid-in capital 0 Retained earnings(deficit) 2,473 TOTAL SHAREHOLDERS' EQUITY 2,473 COMMITMENTS AND CONTINGENCIES TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY $ 12

6 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 Status of Post –petition Taxes Beginning Accrued Liability Balance Liability Incurred During Period Disbursements to Taxing Authorities Net Change in Accrued Balance Ending Accrued Liability Balance Federal Withholding 10,734.87 18,906.45 (26,408.18) (7,501.73) 3,233.14 South Carolina Withtholding - 4,174.93 (3,368.50) 806.43 806.43 California Witholding 200.00 100.00 (200.00) (100.00) 100.00 FICA – Employee 703.99 5,802.96 (6,031.29) (228.33) 475.66 FICA – Employer 703.99 5,802.96 (6,031.29) (228.33) 475.66 Georgia Withholding 340.35 - - - 340.35 New York City and State Withholding 2,793.97 1,130.25 (3,924.22) (2,793.97) - Total Taxes 15,477.17 35,917.55 (45,963.48) (10,945.93) 5,431.24 Number of Days Past Due Summary of Unpaid Post-Petition Debts Accounts Payable Rent/Leases – Building Total Post-Petition Debts Number of Days Past Due Current 0-30 31-60 61-90 Over 90 Total

7 of 7 In re: Delta Mills UNITED STATES BANKRUPTCY COURT Case no: 06-11144 DEBTOR QUESTIONNAIRE Must be completed each month Have any assets been sold or transferred outside the normal course of business this reporting period? No. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. Have all postpeti tion tax returns been timely filed? Yes. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.